The Scott James Fund, Inc.
6700 Arlington Boulevard
Falls Church, VA  22042

April 30, 2003

Dear Shareholder:

Your fund started fiscal 2002 at $1,150.90 per share. Results show that our net asset value per share advanced to $1,305.15 per share ($1,144.26 plus the $160.89 dividend) representing a 13.4% before tax return compared to the S&P 500 Index which returned -16.43% during the same period. The $160.89 per share dividend for 2002 is taxable, and assuming your dividend is taxed at the highest possible tax rate, reduces the after-tax returns for fiscal 2002 to 8.25%.

This performance exceeded all major market benchmarks. The best effort will be put forth to maintain market outperformance, but there are no guarantees this performance will continue in the future. One goal for fiscal 2003 is to reduce portfolio turnover to reduce the tax liability to shareholders, but there are no assurances this goal will be accomplished.

Fiscal 2003 is expected to be as difficult and volatile as 2002.
The economy is expected to improve in the second half of 2003, and the portfolio is positioned to take advantage of this expected recovery. There are no assurances or implications that any money will be made in fiscal 2003.

Financial figures for the fiscal year ending October 31, 2002 are attached.

Respectfully submitted,

/s/Scott S. James
Scott S. James, President

                                                         Period
                                                        11/1/01-
                                                        10/31/02

The Scott James Fund, Inc. - Return Before Taxes         +13.40%
Return After Taxes on Distributions                       +8.25%
Return After Taxes on Distributions & Sale of Fund Shares +8.36%

S & P 500 Index - Return Before Fees, Expenses or Taxes  -16.43%

                                                         Period    Period
                                                        1/1/01-  11/15/00-
                                                        10/31/01 12/31/00

The Scott James Fund, Inc. - Return Before Taxes         +34.15%   -2.016%
Return After Taxes on Distributions                      +29.03%   -3.216%
Return After Taxes on Distributions & Sale of Fund Shares+20.79%   -3.216%

S & P 500 Index - Return Before Fees, Expenses or Taxes   -19.7%    -4.5%

FINANCIAL HIGHLIGHTS

The financial highlights will help you understand the Fund's financial performance during the year. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund increased or decreased during each period, assuming you reinvested all dividends and distributions. Mayah & Associates, independent auditors, audited this information. Their report is included in the Fund's annual report, which is available upon request.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR
                           Year-Ended  10/31/02 10/31/01 12/31/00
NET ASSET VALUE, BEGINNING OF YEAR     1,150.90  950.67    1,000
Income from Investment Operations:
     Net Investment Income (Loss)          7.34   12.00     25.96
     Net Realized and Unrealized Gain
        (Loss) on Investments            146.91   312.71   (46.11)

Total Income from Investment Operations  154.25   324.71   (20.15)

Less Distributions:
     From Net Investment Income            7.34    12.00    25.96
     From Net Realized Gains             153.55   112.48     3.22


Total Distributions                      160.89    124.48    29.18
NET ASSET VALUE, END OF YEAR           1,144.26  1,150.90   950.67

TOTAL RETURN (A)                          13.4%    34.15%  -2.016%


RATIOS AND SUPPLEMENTAL DATA:

Net Assets, End of Year                 481,643   139,613   107,004
Ratio of Expenses
(after expense reimbursement)
to Average Net Assets                     0.00%     0.00%     0.00%

Ratio of Net Investment Income (Loss)
to Average Net Assets                      .77%     1.20%    2.64%
Portfolio Turnover Rate                  85.28%    66.57%    2.34%

(A) THE TOTAL RETURNS WOULD HAVE BEEN LOWER IF CERTAIN EXPENSES
 HAD NOT BEEN REIMBURSED BY THE INVESTMENT ADVISER.

Figures are listed in U.S. dollars.




SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

NET ASSET VALUE, BEGINNING OF YEAR                         1,150.90
Income from Investment Operations:
     Net Investment Income (Loss)                              7.34
     Net Realized and Unrealized Gain (Loss) on Investments  146.91

Total Income (Loss) from Investment Operations               154.25

Less Distributions:
     From Net Investment Income                                7.34
     From Net Realized Gains                                 153.55

Total Distributions                                          160.89
NET ASSET VALUE, END OF YEAR                               1,144.26

TOTAL RETURN (A) (4)                                          13.4%

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Year                                     481,643
Ratio of Expenses (after expense reimbursement)
to Average Net Assets                                         0.00%

Ratio of Net Investment Income (Loss) to Average Net Assets   0.77%
Portfolio Turnover Rate                                      85.28%

(A)  THE TOTAL RETURNS WOULD HAVE BEEN LOWER IF CERTAIN EXPENSES
HAD NOT BEEN REDUCED, SEE NOTE 4.

Figures are listed in U.S. dollars.

THE SCOTT JAMES FUND, INC.
STATEMENT OF ASSETS & LIABILITIES - October 31, 2002
Figures are listed in U.S. dollars.
ASSETS:


Investments in securities at value                         479,081
(cost $525,765)
Cash                                                         2,562
                                                           -------
TOTAL ASSETS                                               481,643

LIABILITIES:
Management Fee Payable                                           0
                                                          --------
TOTAL LIABILITIES                                                0

NET ASSETS (equivalent to $1,144.26 per share based on
420.921 shares of capital stock outstanding, 25,000
shares authorized, $.00004 par value)                      481,643
                                                          ========

COMPOSITION OF NET ASSETS:
Paid in capital (Note 2)                                   528,327
Net Unrealized Gains (Loss) on investments (Note 3)        (46,684)
                                                          --------
NET ASSETS, October 31, 2002                               481,643
                                                          ========
See accompanying notes to financial statements.

Figures are listed in United States dollars.


Figures are listed in United States dollars.

STATEMENT OF OPERATIONS
Period from November 1, 2001 to October 31, 2002

INVESTMENT INCOME:
Dividends                                                   3,691
                                                          -------
TOTAL INVESTMENT INCOME                                     3,691

EXPENSES (Note 4)
           Advisory Fees                                    3,536
           Advisory Fees Waived                            (3,536)
           Margin Interest                                    982
           Other Expenses                                   2,230
           Other Expenses Waived                           (2,230)
                                                           -------
TOTAL EXPENSES                                                982
                                                           -------
NET INVESTMENT INCOME                                       2,709
                                                           -------
NET REALIZED GAIN ON INVESTMENTS (Note 3)                  56,665

NET UNREALIZED APPRECIATION (DEP) ON INVESTMENTS 10/31/01  16,530

NET UNREALIZED GAINS ON INVESTMENTS 10/31/02 (Note 3)     (46,684)
                                                           -------
NET CHANGE IN UNREALIZED APPRECIATION (DEP) ON INVESTMENTS(63,214)
                                                           -------
NET GAIN (LOSS) ON INVESTMENTS                             (6,549)
                                                           -------
NET CHANGE IN NET ASSETS RESULTING FROM OPERATIONS         (3,840)
                                                           =======
See accompanying notes to financial statements.

Figures are listed in United States dollars.


THE SCOTT JAMES FUND, INC.
SCHEDULE OF INVESTMENTS
Period Ending October 31, 2002

TOTAL SECURITY INVESTMENTS    100%

COMMON STOCKS                99.5%

SECTOR:  BASIC MATERIALS 5.3%

INDUSTRY %
Companies %                   Shares       Value in US Dollars
CHEMICAL MANUFACTURING 5.3%
Arrow-Magnolia 2.5%            6,250          $  12,000
EDEN Bioscience 1.4%           4,130              6,856
Strategic Diagnostics 1.4%     1,720              6,725

SECTOR:  CAPITAL GOODS 6.0%

CONSTRUCTION SUPPLIES & FIXTURES 4.6%
Friedman Industries 2.0%       4,200              9,828
International Aluminum 2.6%      730             12,410

MISCELLANEOUS CAPITAL GOODS 1.4%
Capstone Turbine 0.8%          4,165              3,957
SureBeam 0.6%                    600              2,610

SECTOR:  CONSUMER CYCLICAL 10.4%

APPAREL/ACCESSORIES 0.7%
Tandy Brands 0.7%                350              3,238

AUDIO & VIDEO EQUIPMENT 1.6%
Boston Acoustics 1.6%            625              7,825

AUTO & TRUCK PARTS 2.0%
Gentex 0.6%                      105              3,095
Universal Manufacturing 1.4%   8,150              6,520

ELECTRONIC INSTRUMENTS & CONTROLS 1.7%
EXX Inc. 1.7%                 15,000              7,950

PHOTOGRAPHY 3.2%
Chromaline 1.4%                1,900              6,555
CPAC, Inc. 1.8%                1,680              8,820

RECREATIONAL PRODUCTS 1.2%
K2, Inc. 1.2%                    600              6,000

SECTOR:  CONSUMER NON-CYCLICAL 0.5%

BEVERAGES (NON-ALCOHOLIC) 0.5%
Coca-Cola 0.5%                    50              2,324

SECTOR:  ENERGY 2.8%

OIL & GAS - INTEGRATED 2.8%
ExxonMobil 2.8%                  400             13,464

SECTOR:  FINANCE 3.8%

CONSUMER FINANCIAL SERVICES 0.9%
American Express 0.9%            120              4,364

INSURANCE (MISCELLANEOUS) 1.6%
Crawford B 1.6%                1,200              7,656

INVESTMENT SERVICES 0.7%
T. Rowe Price 0.6%               100              2,825
Winmill & Co. 0.1%               400                660

S&Ls/SAVINGS BANKS 0.6%
NetBank 0.6%                     300              2,967

SECTOR:  HEALTHCARE 14.5%

BIOTECHNOLOGY & DRUGS 8.3%
Argonaut Technologies 2.3%    12,500             11,125
BioTechnology General 1.0%     1,500              4,755
Pharmacyclics 1.2%             2,250              5,805
Theragenics 0.9%               1,000              4,320
Titan Pharmaceuticals 1.9%     4,000              9,040
Vical Inc. 1.0%                1,425              4,831

MAJOR DRUGS 5.4%
Merck 2.8%                       250             13,560
Pfizer 2.6%                      400             12,708

MEDICAL EQUIPMENT & SUPPLIES 0.8%
Cygnus Inc. 0.8%               3,125              3,719

SECTOR:  SERVICE 18.0%

BUSINESS SERVICES 6.1%
Kelly Services 3.0%              625             14,850
REFAC 3.1%                     4,000             15,200

COMMUNICATIONS SERVICES 5.1%
LCC International 2.2%         6,250             10,619
NetRatings 1.0%                  880              5,060
PC Connection 1.9%             1,560              9,048

PRINTING & PUBLISHING 0.6%
Dag Media 0.6%                 1,700              2,737

PRINTING SERVICES 0.5%
Champion Industries 0.5%       1,000              2,550

RESTUARANTS 3.7%
Dave & Buster's 1.6%           1,000              7,980
Garden Fresh 2.1%              1,000             10,001

RETAIL (DEPARTMENT & DISCOUNT) 0.8%
Duckwall-ALCO 0.8%               375              3,776

RETAIL (SPECIALTY) 0.6%
Books-A-Million 0.6%           1,000              2,700

SECURITY SYSTEMS & SERVICES 0.6%
Synergx 0.6%                   2,000              2,778

SECTOR:  TECHNOLOGY 31.9%

COMMUNICATIONS EQUIPMENT 0.8%
Carrier Access Corp. 0.6%      6,000              2,940
Cisco Systems 0.2%               100              1,118

COMPUTER HARDWARE 2.7%
MIPS Technologies 1.4%         3,125              6,563
Sun Microsystems 1.3%          2,160              6,394

COMPUTER SERVICES 2.9%
AOL Time Warner 0.2%              62                915
Electronic Data Systems 2.0%     625              9,413
Yahoo! 0.7%                      230              3,432

COMPUTER STORAGE DEVICES 1.4%
EMC Corp. 1.4%                 1,360              6,950

ELECTRONIC INSTRUMENTS & CONTROLS 4.3%
American Power Conversion 2.6%   980             12,662
Control Chief 0.3%               500              1,495
RF Industries 1.4%             3,125              6,688

SCIENTIFIC & TECHNICAL INSTRUMENTS 9.8%
Meade Instruments 3.0%         4,330             14,376
Nanogen 2.0%                   5,050              9,646
O.I. Corp. 1.4%                2,000              6,700
Optimal Robotics 1.6%          1,260              7,825
Perceptron 1.8%                6,200              8,556

SEMICONDUCTORS 4.5%
Intel 2.2%                       625             10,813
OSI Systems 2.3%                 700             11,193

SOFTWARE & PROGRAMMING 5.5%
BMC Software 0.4%                110              1,753
iGATE Corp. 0.5%                 750              2,438
Manchester Technologies 1.8%   4,700              8,695
Microsoft 2.8%                   227             12,402

SECTOR:  UTILITY 5.8%

ELECTRIC UTILITIES 5.8%
Aquila 1.4%                    1,900              7,030
Northwestern 2.0%              1,120              9,520
TECO Energy 2.4%                 780             11,544

SECTOR:  OTHER 0.5%

S&P 500 INDEX 0.5%
S&P 500 Depository Receipts 0.5%  28              2,479

TOTAL COMMON STOCKS         99.5%               479,081

OTHER INVESTMENTS            0.5%
First Virginia Bank Checking 0.5%                 2,562

TOTAL OTHER INVESTMENTS 0.5%                      2,562
                                               --------
TOTAL INVESTMENTS  100%                         481,643

OTHER ASSETS LESS LIABILITIES  0%                     0
                                                -------


NET ASSETS                                      481,643
                                                =======
Figures are listed in United States dollars.
All values are rounded to the nearest dollar.


THE SCOTT JAMES FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
Period from November 1, 2001 to October 31, 2002

INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income                                             2,709
 Net realized gain on investments                                 56,665

 Unrealized appreciation (dep.) on investments 10/31/01           16,530
 Unrealized appreciation (dep.) on investments 10/31/02          (46,684)
                                                                 --------
Net change in unrealized appreciation (dep.) on investments      (63,214)
                                                                 --------
  NET CHANGE IN NET ASSETS RESULTING FROM OPERATIONS              (3,840)
	                                                         --------
 Distributions to shareholders from net investment income         (2,709)
 Distributions to shareholders from net realized gains           (56,665)
 Net capital share transactions                                  345,870
                                                                 --------
  NET INCREASE IN NET ASSETS                                     342,030

NET ASSETS OCTOBER 31, 2001                                     $139,613

NET ASSETS OCTOBER 31, 2002
(including undistributed investment income of $0)               $481,643

Figures are listed in United States dollars.

THE SCOTT JAMES FUND NOTES TO FINANCIAL STATEMENTS

NOTE 1 SUMMARY - SIGNIFICANT ACCOUNTING POLICIES: NATURE OF OPERATIONS The Scott James Fund, Inc. ("the Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Security Valuations - All investments are carried at fair value, which are Market quotations when readily available or determined in "good faith" by the board of directors when market quotations are not readily available. Short-term investments are valued at cost or at amortized cost consistent with the requirements of Rule 2(a)-4 under the Investment Company Act of 1940. Money market funds are carried at fair value.

Federal Income Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Codes that are applicable to regulated investment companies & to distribute all its taxable income to its shareholders. Therefore no federal income tax provision is required.

Distributions To Shareholders - The Fund intends to distribute to shareholders substantially all of its net investment income & net realized long-term capital gains at year-end.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

OTHER: The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

NOTE 2 CAPITAL SHARE TRANSACTIONS: 25,000 shares authorized, par value $.00004. As of 10/31/2001, total par value and paid-in-capital totaled $123,083. As of 10/31/2002, total par value and paid-in-capital totaled $528,327. The net increase in capital stock transactions for the period from November 1, 2001 to October 31, 2002 were as follows:

                                            Shares       Amount
                                         ----------   ----------
Shares sold                               251.74579     352,064
Shares issued in reinvest of dividends     51.88839      59,374
Shares redeemed                             4.01983       6,194
                                         ----------   ----------
Net increase                              299.61435     405,244
                                         ==========   ==========

NOTE 3 INVESTMENTS: For the year ended October 31, 2002, purchases and sales of investment securities other than short-term investments aggregated $666,570 & $301,535 respectively. The gross unrealized net depreciation for all securities totaled $46,684.
The aggregate cost of securities for federal income tax purposes at October 31, 2002 was $525,765. Net realized gain on investments for the year ended October 31, 2002 was $56,665, all of which were long transactions.

NOTE 4 INVESTMENT ADVISORY AGREEMENT & OTHER RELATED TRANSACTIONS:
The Fund has an investment advisory agreement with The Scott S. James Company, whereby The Scott S. James Company charges a fee of 1% per year on the net assets of the Fund. All fees are computed on the average daily closing net asset value of the Fund and are payable monthly. For the period November 1, 2001 to Oct. 31, 2002 the Fund incurred $3,536 of management fees and $2,230 in registrations, filing fees, accounting fees and franchise taxes. The Scott S. James Company waived the management fees and is absorbing all Fund expenses until the Fund's net assets exceed $500,000, and will absorb legal and accounting fees until the Fund's assets exceed $1,000,000. Mr. Scott S. James is the sole owner, director and officer of The Scott S. James
Company and is also the president of the Fund.

NOTE 5 DISTRIBUTION TO SHAREHOLDERS:
On October 31, 2002, a distribution of $160.89 per share aggregating $59,374 was paid to shareholders of record on October 31, 2002, $2,709 from net investment income and $56,665 from net realized gains on investments.